Exhibit 99.1

WE MOVE INDUSTRIES Investor Presentation November 2018 1

2 IMPORTANT DISCLAIMERS Forward-Looking Statements This presentation includes “forward-looking statements” within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements may be identified by the use of words such as "forecast," "intend," "seek," "target," “anticipate,” “believe,” “expect,” “estimate,” “plan,” “outlook,” and “project” and other similar expressions that predict or indicate future events or trends or that are not statements of historical matters. Projected financial information are forward-looking statements. Forward-looking statements, including those with respect to revenues, earnings, performance, strategies, prospects and other aspects of the business of Daseke, are based on current expectations that are subject to risks and uncertainties.A number of factors could cause actual results or outcomes to differ materially from those indicated by such forward-looking statements. These factors include, but are not limited to, general economic risks (such as downturns in customers’ business cycles and disruptions in capital and credit markets), driver shortages and increases in driver compensation or owner- operator contracted rates, loss of senior management or key operating personnel, Daseke’s ability to recognize the anticipated benefits of recent acquisitions, Daseke’s ability to identify and execute future acquisitions successfully, seasonality and the impact of weather and other catastrophic events, fluctuations in the price or availability of diesel fuel, increased prices for, or decreases in the availability of, new revenue equipment and decreases in the value of used revenue equipment, Daseke’s ability to generate sufficient cash to service all of its indebtedness, restrictions in Daseke’s existing and future debt agreements, increases in interest rates, the impact of governmental regulations and other governmental actions related to Daseke and its operations, litigation and governmental proceedings, and insurance and claims expenses. For additional information regarding known material factors that could cause actual results to differ from those expressed in forward-looking statements, please see Daseke’s filings with the Securities and Exchange Commission, available at www.sec.gov, including Daseke’s Current Report on Form 10-K, filed with the SEC on March 16,2018, particularly the section “Risk Factors—Risk Factors Relating to Daseke’s Business and Industry. You are cautioned not to place undue reliance upon any forward-looking statements, which speak only as of the date made. Daseke undertakes no commitment to update or revise the forward-looking statements, whether as a result of new information, future events or otherwise. Acquisitions Daseke has a long history of, and intends to continue, acquiring strategic and complementary flatbed and specialized trucking companies. Negotiations and discussions with potential target companies are an integral part of the Company’s operations. These negotiations and discussions can be in varying stages from infancy to very mature. Therefore, investors in Daseke’s stock should assume the Company is always evaluating, negotiating and performing diligence on potential acquisitions. Non-GAAP Financial Measures This presentation includes non-GAAP financial measures, including Adjusted EBITDA, Acquisition-Adjusted Revenue and Acquisition-Adjusted EBITDA. You can find the reconciliations of these measures to the nearest comparable GAAP measure elsewhere in the Appendix of this presentation. Daseke defines Adjusted EBITDA as net income (loss) plus (i) depreciation and amortization, (ii) interest expense, including other fees and charges associated with indebtedness, net of interest income, (iii) income taxes, (iv) acquisition-related transaction expenses (including due diligence costs, legal, accounting and other advisory fees and costs, retention and severance payments and financing fees and expenses), (v) stock-based compensation expense, (vi) non-cash impairments, (vii) losses (gains) on sales of defective revenue equipment out of the normal replacement cycle, (viii) impairments related to defective revenue equipment sold out of the normal replacement cycle, (ix) withdrawn initial public offering-related expenses, and (x) expenses related to the business combination that was consummated in February 2017 and related transactions. Daseke’s board of directors and executive management team use Adjusted EBITDA as a key measure of its performance and for business planning. Adjusted EBITDA assists them in comparing Daseke’s operating performance over various reporting periods on a consistent basis because it removes from Daseke’s operating results the impact of items that, in their opinion, do not reflect Daseke’s core operating performance. Adjusted EBITDA also allows Daseke to more effectively evaluate its operating performance by allowing it to compare its results of operations against its peers without regard to its or its peers’ financing method or capital structure. Acquisition-Adjusted EBITDA and Acquisition-Adjusted Revenue give effect to Daseke’s acquisitions completed in 2017 and, in certain cases, thus far in 2018 as though those acquisitions were completed on the first date of the applicable measurement period. These ‘‘as if’’ estimates of potential operating results were not prepared in accordance with GAAP or the pro forma rules of Regulation S-X promulgated by the SEC. The presentation of Acquisition-Adjusted Revenue and Acquisition-Adjusted EBITDA should not be construed as an inference that Daseke’s future results will be consistent with these ‘‘as if’’ estimates and are presented for informational purposes only. To derive Acquisition-Adjusted EBITDA, we add to our Adjusted EBITDA (i) the aggregate Adjusted EBITDA of the companies acquired in 2017 and thus far in 2018 for the period beginning on the first day of the applicable measurement period and ending on the date of our acquisition (or if earlier, the last date of the applicable measurement period), based on the acquired company’s unaudited internal financial statements or publicly available financial statements for the period prior to the acquisition date, (ii) charges and expenses attributable to the undertaking or implementation of cost savings, optimization or restructuring efforts and (iii) the amount of any expected cost savings, operating expense reductions and synergies (net of actual amounts realized) that are reasonably identifiable and factually supportable. See “Important Disclaimers” page and the Appendix for more information and reconciliations. To derive Acquisition-Adjusted Revenue, we add to our revenue the aggregate revenue of the companies acquired in 2017 and thus far in 2018 for the period beginning on the first day of the applicable measurement period and ending on the date of our acquisition (or if earlier, the last date of the applicable measurement period), based on the acquired company’s unaudited internal financial statements or publicly available financial statements for the period prior to the acquisition date. See “Important Disclaimers” page and the Appendix for more information and reconciliations. Please note that these non-GAAP measures are not substitutes for, or more meaningful than, net income (loss), cash flows from operating activities, operating income or any other measure prescribed by GAAP, and there are limitations to using non-GAAP measures. Certain items excluded from non-GAAP measures are significant components in understanding and assessing a company’s financial performance, such as a company’s cost of capital, tax structure and the historic costs of depreciable assets. In particular, Adjusted EBITDA should not be considered measures of the income generated by Daseke’s business or discretionary cash available to it to invest in the growth of its business. Other companies in Daseke’s industry may define these non-GAAP measures differently than Daseke does, and as a result, it may be difficult to use these non-GAAP measures to compare the performance of those companies to Daseke’s performance. To compensate for these limitations, Daseke’s board and management do not consider these non-GAAP measures in isolation or as an alternative to financial measures determined in accordance with GAAP and instead rely primarily on Daseke’s GAAP results and use non-GAAP measures supplementally. See Appendix for most directly comparable GAAP measures. Industry and Market Data This presentation includes market data and other statistical information from third party sources, including independent industry publications, government publications and other published independent sources. Although Daseke believes these third party sources are reliable as of their respective dates, Daseke has not independently verified the accuracy or completeness of this information.

• We move the industrial economy • Daseke is a high-growth company • M&A integration strategy drives ~20% EBITDA growth at prospect 24-months post-acquisition •Scale & shared resources enable double-digit consolidated organic growth opportunities •Largest flatbed & specialized logistics carrier in North America¹ •#1 for flatbed & specialized capacity² • Top 10 truckload carrier³ WHO WE ARE 3 1. CCJ Top 250, 2018 Rank (Flatbed/Specialized/Heavy Haul). 2. Commercial Carrier Journal 2018. 3. Logistics Management Magazine 2017.

DASEKE IS A UNIQUE GROWTH STORY 1. Outlook reiterated November 6, 2018. 4 $30M $1,550M 2009 2018E¹ Revenue Growth $6M $170M 2009 2018E¹ Adj. EBITDA Growth Fleet Growth 2009 Sep 2018 # of Mergers 6,00060 2009 Sep 2018 201

CLEAR STRATEGY 2018  5 2008 - 2018 Building Scale #1 Flatbed & Specialized Carrier Purchasing Power & Critical Mass 2018  Margin Expansion EBITDA Growth Free Cash Flow

STRATEGIC PRIORITIES 6 Free Cash Flow Focus Organic Growth Operational Efficiency Opportunistic M&A

WHAT WE MOVE 7 • Aerospace • Heavy Machinery • Building Materials • High Security Cargo • Steel/Metals • Oil & Gas Drilling • Renewable Energy • Commercial Glass

WHO WE DO IT FOR 81. Acquisition Adjusted for 2017. 32 17 20 18 33 7 17 23 38 13 Metals, 17% Renewables & Energy, 16% Building Materials, 15% High Security Cargo, 12% Heavy Equipment & Machinery, 7% Lumber, 5% Aircraft Parts, 4% Power Sports, 3% Glass, 3% Concrete Products, 2% PVC Products, 1% Other, 16% Revenue Mix by End-Market¹ of Revenue 5% No Customer Greater than 72% 28% Revenue by Customer¹ ~90% % of Our Business That is Direct Top 10 Customers & Years of Relationship¹ We move a diverse set of commodities for a deep-seated, blue chip customer base.

WHO WE ACQUIRE

Who?

- ✓ Strong companies
- ✓ Great management
- ✓ "Not for sale"
- ✓ Flatbed or specialized focus

What do we provide?

- ✓ Capital to grow
- ✓ Mentorship
- ✓ Preserve company legacy
- ✓ Purchasing power
- ✓ Shared services
- ✓ Best practices
- ✓ Revenue synergies

Recent Acquisitions of Scale

BTC (Over 55 Years of Stability & Service)

- Family-owned and operated since 1961
- Headquartered in Memphis, TN
- Expanded presence: steel, construction materials
- ~$72M in revenues and ~$10M in EBITDA (5.5x purchase multiple)[1,2]
- Closed Aug. 2018

AVEDA (Transportation and Energy Services)

- One of the largest oil rig moving companies in North America
- Headquartered in Calgary, AB
- Provides specialized transportation required for oil and gas exploration
- FY 2017 revenue: $158M; adj. EBITDA $12.3M[3,4]
- Closed Jun. 2018

TSH & CO. (Tennessee Steel Haulers | Alabama Carriers | Fleet Movers)

- Founded in 1976
- Headquartered in Nashville, TN
- Additive markets, steel, building materials
- 100% asset light
- 1,100 owner operators
- Presence: East Coast, Southeast
- Closed Dec. 2017

Deep, Long-Term Pipeline of Targets

1. Based on the internally prepared financial statements of Builders Transportation Co.
2. Net income of $2.1 million plus depreciation and amortization of $6.6 million, and interest of $1.0 million results in Adjusted EBITDA of $9.7 million.
3. All figures have been translated from Canadian dollars into U.S. dollars at an exchange rate of 0.79.
4. See appendix for reconciliations or www.SEDAR.com

DASEKE
9

HOW WE

INTEGRATE & ADD VALUE

- **Retain Operating Company Management Teams**
  - Average CEO Tenure 20+ Years
- **Retain Company Legacies**
  - In Business for an Average of 50+ Years


Accounting and Finance
Purchasing Synergies
Revenue Synergies
T+30 days
T+12 months
T+24 months


Daseke Platform
Accounting
Safety
Best Practices
Purchasing
Asset Lifecyle Mgmt.
Sales
Insurance
Marketing
Operations
Systems
Legal

DASEKE
10

ATTRACTIVE FINANCIAL PROFILE Consistent Track Record of Year-Over-Year Growth 1. See appendix for reconciliations to most directly comparable GAAP measure. • Sustained growth – acquisition & organic • Unique blend of asset-heavy & asset-light businesses • Position Daseke for superior profitability • Recent record results • Significant expansion in revenue, Adj. EBITDA & organic growth 11 $18M $24M $27M $23M $35M $46M $53M Q1 Q2 Q3 Q4 Adjusted EBITDA¹ ‘17 ‘18 ‘17 ‘18 ‘17 ‘18 ‘17 $160M $197M $231M $257M $328M $377M $462M Q1 Q2 Q3 Q4 Revenue ‘17 ‘18 ‘17 ‘18 ‘17 ‘18 ‘17 • Investments relate to purchase of tractors/trailers • Fast-growing glass & high-security cargo markets • Required growth capex completed in 2018 • Expected to generate higher free cash flow in 2019 & beyond • Investment in Technology - leveraging our data 2017 & 2018: An Established Track Record of Performance 2019 & Beyond: Focus on Free Cash Flow Generation

KEY STATS Stock Price $5.73 $5.17/$14.52 52 WEEK LOW/HIGH 325,452 AVG. DAILY VOL. (3 MO.) 64.5M SHARES OUTSTANDING ~64% PUBLIC FLOAT ~44% INSTITUTIONAL HOLDINGS ~41% INSIDER HOLDINGS TRADING DATA @ (11/08/18)¹ Market Cap $369.3M VALUATION MEASURES @ (11/08/18)¹ Revenue (TTM) $1.4B $157M² ADJ. EBITDA (TTM) $54M NET INCOME (TTM) $1.0B ENTERPRISE VALUE 5.7x EV/TTM ACQ. ADJ. EBITDA² FINANCIAL OVERVIEW @ (9/30/18) 1. Source: Capital IQ 2. See appendix for a reconciliation of this non-GAAP measure. 3. Post acquisition of Builders Transportation and two tuck-ins. 4. Per debt definition - net debt divided by Acquisition-Adjusted EBITDA. 12 Cash $18.1M $667M NET DEBT 3.4x⁴ LEVERAGE BALANCE SHEET HIGHLIGHTS³ $83M REVOLVER CAPACITY KEY Q3-18 FINANCIAL MEASURES 2017 2018 Total Revenue $ 231.3 $ 461.6 Revenue (excl. FSC) 213.3 423.3 Operating Income (Loss) 5.7 13.9 Net Income 0.1 2.2 Adjusted EBITDA¹ 27.0 52.8 Three Months Ended Sep 30%▲ 99% 98% 144% 96% 4262%

BUILDING A MOAT • Scale and focus – largest flatbed & specialized logistics capacity in the U.S. • Lengthy customer relationships – average 20+ years • Expertise of our people – operating company presidents have 25+ years experience • Broad geographical coverage – U.S., Canada & Mexico • $100M liability policy – protects Daseke, shippers & investors • Cycle-resistant companies – operating companies have strong history of weathering industry downturns 13

1. Outlook reiterated November 6, 2018. 2. FTR Associates, Inc., 2018. U.S. & Canada combined, measured by number of tractors 3. See public filings available at www.sec.gov. 14 KEY TAKEAWAYS $30M $40M $50M $120M$207M $543M $679M$652M $846M $1,550M 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018E¹ Revenue Growth $6M $7M $9M $19M $24M $70M $97M $88M $92M $170M 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018E¹ Adj. EBITDA Growth3 Largest mover of industrial goods in North America • Yet only ~2% share² Consistent track record of growth • 55% revenue CAGR from 2009 to 2018E¹ Proven sourcing, acquisition and integration model • Consolidator of successful, niche carriers (20 deals since 2009) Highly-aligned management team • 41% insider ownership Building a moat through scale and diversification • 20+ year customer relationships, broad end market exposure

Daseke, Inc. 15455 Dallas Parkway, Ste 550 Addison, TX 75001 www.Daseke.com Investor Relations Cody Slach, Liolios 949-574-3860 DSKE@Liolios.com 15

APPENDIX 16

LARGE MARKET - SIGNIFICANT ROOM TO GROW • We operate in a large, highly-fragmented open deck transportation & logistics market • ~209,000 total flatbed/specialized trucks (~10% of OTR population) • Daseke market share = ~2% Source: FTR Associates, Inc., U.S. & Canada combined, June 2018. 101-500 TRUCKS 174 COMPANIES 0.6% <100 TRUCKS 27,295 COMPANIES 99.3% 501+ TRUCKS 28 COMPANIES 0.1% 17

BALANCED REVENUE STREAMS 39% 61% 46% 54% Asset Right Operating Model¹Revenue by Segment¹ Flatbed Specialized Asset-Based Revenue  Company Equipment* Asset-Light Revenue  Brokerage*  Owner Operator*  Logistics* Asset-Based = Higher Margins & Capex Asset-Light = Lower Capex & Margins 1. For the last 12-month period ending Mar 31, 2018. 18 *Company Equipment – company owned truck and trailer. *Brokerage – use of a third party carrier, no company truck or trailer. *Owner Operator – independent contract driver who owns their own truck, with a company owned trailer. *Logistics – warehousing, loading/unloading, vehicle maintenance and repair, and other fleet management solutions.

EXPANSIVE NORTH AMERICAN FOOTPRINT 19 Revenue by Destination Low High SERVING 5,500+1 INDUSTRIAL CUSTOMERS ACROSS U.S., CANADA AND MEXICO2 1. As of 12/31/2017. 2. Map reflects customer destinations, not originations; Daseke tractors do not go into Mexico, only trailers and freight. Tractors supplied by Mexican carrier partners.

COMPELLING USE FOR FREE CASH FLOW Free Cash Flow & Free Cash Flow Components¹ 1. See appendix and public filings available at www.sec.gov for reconciliations to most directly comparable GAAP measure.  Compelling organic growth opportunities in ‘19  Investments relate to purchase of tractors/trailers in fast- growing glass & high-security cargo markets  Require growth capex in ‘18 20 2014 2015 2016 2017 9 Months 9/30/2018 EBITDA $70 $97 $88 $92 $134 Interest expense 12 17 21 29 31 Dividends 0 4 5 6 4 Cash taxes 1 1 1 1 2 Maintenance capex 56 48 15 27 53 Free cash flow for investment $0 $28 $47 $29 $45 Change in working capital $8 -$11 -$7 $11 $50 Growth capex 15 19 16 9 25 Investment for growth $23 $8 $9 $20 $75 Free cash flow (usage) -$23 -$19 $38 $9 -$29

NET CAPEX AS A PERCENTAGE OF REVENUE 1. Outlook reiterated November 6, 2018.  5%-7% of sales reflects normalized capex levels  Major fleet upgrade in ’14-’15 resulted in higher capex 21 $70 $67 $32 $36 $85 13% 10% 5% 4% 5% FY14 FY15 FY16 FY17 FY18E¹ Capex % of Revenue ($ in millions)

STRATEGIC PRIORITIES Organic Growth ▪ Increase revenue/rates ▪ Control costs ▪ Industrial supply chain management/Daseke Link ▪ Drivers Operational Effectiveness ▪ Regional leadership ▪ Appropriate operations consolidation ▪ Processes, people & systems ▪ Daseke Fleet Services Focused M&A ▪ Flatbed ▪ Strategic niches ▪ Tuck-ins ▪ Strong companies, great management ▪ “Not for sale” 22 Capital allocation initiatives focused on driving organic growth and operational efficiency as well as opportunistic, off-the-run M&A.

CONSOLIDATED ADJUSTED EBITDA RECONCILIATION ($ in thousands) 23 Reconciles Net Income to Adjusted EBITDA – 3 months 2018 2017 2018 2017 2018 2017 2018 2017 Net Income (loss) (797)$ (7,745)$ 13,485$ (4,107)$ 2,181$ 50$ 38,798$ Depreciation and amortization 25,182 16,315 31,766 17,638 36,800 19,805 23,105 Net interest expense 9,895 5,892 10,469 6,494 11,669 8,548 8,224 Write-off of unamortized deferred finance fees - 3,883 - - - - - Provision (benefit) for income taxes (382) (2,770) (14,546) 2,184 670 (2,862) (48,834) Acquisition-related transaction expenses 440 445 1,401 1,037 601 773 1,122 Stock compensation 886 - 902 538 928 663 674 Impairment - - 2,840 - - - - Merger transaction expenses - 1,553 - 481 - - - Adjusted EBITDA 35,224$ 17,573$ 46,317$ 24,265$ 52,849$ 26,977$ -$ 23,089$ Three Months Ended December 31, Three Months EndedThree Months EndedThree Months Ended September 30,June 30,March 31,

CONSOLIDATED ADJUSTED EBITDA RECONCILIATION ($ in thousands) 24 Reconciles Net Income to Adjusted EBITDA – 12 months 2018 2017 Net Income (loss) 53,667$ (22,595)$ Depreciation / amortization 116,853 70,744 Net interest expense 40,299 26,533 Write-off of unamortized deferred finance fees - 3,883 Provision (benefit) for income taxes (63,092) (3,892) Acquisition-related transaction expenses 3,564 2,262 Stock compensation 3,390 1,201 Impairment 2,840 810 Merger transaction expenses - 5,206 Adjusted EBITDA 157,521$ 84,152$ September 30, Twelve Months Ended

CONSOLIDATED ACQUISITION-ADJUSTED EBITDA RECONCILIATION ($ in thousands) 25 Reconciles net income to Adjusted EBITDA by giving effect to Daseke’s acquisitions completed in 2017 and thus far in 2018 as though the acquisitions were completed on the first day of the applicable measurement period. Three Months Ended Nine Months Ended Twelve Months Ended September 30, September 30, September 30, 2018 2017 2018 2017 2018 2017 Net Income (loss) $ 2,733 $ 4,546 $ 12,709 $ (4,573) $ 47,828 $ (26,966) Depreciation / amortization 37,330 30,861 102,418 92,975 134,798 126,024 Net interest expense 11,726 10,944 35,591 32,708 46,982 41,161 Provision (benefit) for income taxes 670 (2,209) (14,179) (1,844) (59,865) (842) Acquisition-related transaction expenses 601 773 3,845 2,254 5,073 2,289 Stock compensation 928 736 3,351 1,608 4,049 1,608 Impairment -- 2,840 - 2,840 810 Merger transaction expenses --- 2,034 5,206 Acquisition Adjusted EBITDA $ 53,988 $ 45,651 $ 146,575 $ 125,162 $ 181,705 $ 149,290

AVEDA EBITDA RECONCILIATION ($ in thousands) 26 Reconciles Net Income to Adjusted EBITDA (US$ in thousands) Net Income (loss) Depreciation and amortization Interest Provisin (benefit) for Income taxes Acquisition-related transaction expenses Stock based compensation Adjusted EBITDA 448 35 12,306$ (6,166)$ 12,319 5,559 111 Year Ended December 31, 2017

ADJUSTED SHARE COUNT Capitalization Summary(1) (3) (4) (in millions) Adjusted Share Count Security Outstanding Common Stock Equivalent Common Shares(2) 64,445,371 64,445,371 Restricted Stock Units – In The Money 988,412 988,412 Total-In-The-Money Shares 65,433,783 1. Capitalization data based on securities outstanding as of September 30, 2018. 2. The weighted average common shares outstanding at September 30, 2018 was 60,413,694. 3. Out-of-the money securities not included in the above table as of September 30, 2018: a) 35,040,658 common stock warrants, representing 17,520,399 shares of common stock with an exercise price of $11.50; b) 650,000 shares of Series A Convertible Preferred as of September 30, 2018 with a conversion price of $11.50 and initially convertible into 8.6957 shares of common stock per preferred share (5,625,173); c) 1,879,401 stock options, consisting of Director and Employee stock options of 145,000 (weighted average exercise price of $9.98) and 1,734,401 (weighted average exercise price of $10.50), respectively, with a stock price of $6.31 as of October 25, 2018. 4. 5,000,000 earnout shares are not expected to be earned in 2018.